Exhibit 10.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Sixth Amendment to the

Network Build and Maintenance Agreement

Between

AT&T Mobility LLC

and

Commnet Wireless, LLC.

This Sixth Amendment to the Network Build and Maintenance Agreement (“Sixth Amendment”) is entered into as of the 5th day of May, 2026 (the “Sixth Amendment Effective Date”) by and between Commnet Wireless, LLC, a Delaware limited liability company (hereinafter referred to as “Vendor”), and AT&T Mobility LLC, a Delaware limited liability company on behalf of itself and its Affiliates (as such term is defined herein) (collectively and hereinafter referred to as “AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

Background

WHEREAS, the Parties entered into that certain Network Build and Maintenance Agreement dated as of July 31, 2019, as amended pursuant to that certain First Amendment dated as of August 6, 2020, Second Amendment dated as of May 4, 2021, Third Amendment dated as of July 26, 2022, Fourth Amendment dated as of December 21, 2023, and Fifth Amendment dated as of January 1, 2025 (the “NBMA”), pursuant to which Vendor has agreed to build, install and deploy a RAN at certain Cell Sites for AT&T as described in Addendum 1: Network Build and Structured Payments attached thereto (the “Build Addendum”) and to provide ongoing maintenance of such RAN as described in Addendum 2: Maintenance Addendum attached thereto (the “Maintenance Addendum” and, together with the NBMA, the Build Addendum and all other addendums, schedules, amendments and modifications thereto, are referred to herein as the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement in accordance with the terms set forth in this Sixth Amendment.

NOW, THEREFORE, in consideration of these covenants, and for other good and valuable consideration, and intending to be legally bound, the Parties agree as follows:

1.	Capitalized Terms: All capitalized terms used herein shall have the same meanings ascribed to them in the Agreement, unless otherwise expressly defined in this Sixth Amendment.

2.

Cost Reimbursements – Structured Payment Revision. Notwithstanding anything to the contrary set forth in the Agreement, the Parties hereby agree that AT&T shall make certain additional payments to Vendor as specified in this Sixth Amendment. The following payments shall be in addition to, and not in lieu of, any Structured Payments payable by AT&T under the Agreement. AT&T hereby agrees to reimburse Vendor as a one-time payment for the structured payment error calculation in the Fifth Amendment for [***] Cell Sites resulting in the additional cost and tax expenses associated with the following line items as set forth and identified in the chart below:

[***]

The parties agree that the table above is reasonable supporting documentation for the final costs. AT&T shall pay to Vendor an amount equal to [***] no later than sixty (60) days after receipt of invoice.

3.

Cost Reimbursements – [***] Sunk Costs. Notwithstanding anything to the contrary set forth in the Agreement, the Parties hereby agree that AT&T shall make certain additional payments to Vendor as specified in this Sixth Amendment. The following payments shall be in addition to, and not in lieu of, any Structured Payments payable by AT&T under the Agreement. AT&T hereby agrees to reimburse Vendor as a one-time payment for the sunk costs incurred due to an AT&T initiative requiring halting of implemented [***] work and equipment replacement with [***] on [***] Cell Sites, explained in the following line items as set forth and identified in the chart below (further evidence in the attached excel file):

[***]

AT&T shall pay to Vendor an amount equal to [***] no later than sixty (60) days after receipt of invoice.

4.

Cost Reimbursements – [***]. The Parties have agreed to review increased demonstrated costs associated with the [***] deployment for 2025.  The Parties have reviewed and verified Vendor’s documentation supporting its increased costs and AT&T shall pay to Vendor an amount equal to [***] no later than sixty (60) days after receipt of invoice. AT&T will reimburse Vendor for such additional costs and expenses in excess of the annual Structured Payment remitted to Vendor.

5.

Amendment to Schedule 1: Cell Sites attached to the Build Addendum.  The Parties have agreed to amend the number of Cell Sites contemplated by the Build Addendum and desire to remove [***] Cell Sites from Schedule 1: Cell Sites attached to the Build Addendum.  Schedule 1: Cell Sites attached to the Build Addendum is hereby deleted in its entirety and replaced with Schedule 1: Cell Sites Revised attached hereto.  For the avoidance of doubt, the revised Cell Site count will be those [***] Cell Sites identified in Schedule 1: Cell Sites Revised attached to this Sixth Amendment and the Cell Sites removed from Schedule 1: Cell Sites attached to the Build Addendum are listed below (the “Removed Cell Sites”):

[***]

The Agreement is hereby terminated solely with respect to such Removed Cell Sites.  From and after the Sixth Amendment Effective Date, Vendor has no obligation to build,

install or maintain such Removed Cell Sites under the Agreement and AT&T has no obligation to make Structured Payments or pay Maintenance Fees to Vendor with respect to such Removed Cell Sites or any other Liabilities with respect thereto pursuant to the Agreement except that AT&T shall reimburse Vendor for reasonable costs associated with the removed sites insured by Vendor up to date. The costs are [***] for [***] and [***] for [***]. AT&T shall pay to Vendor an amount equal to [***] no later than sixty (60) days after receipt of invoice. The costs for [***] and [***] will be determined by Vendor with reasonable supporting documentation and invoiced to AT&T.

6.

Amendment to Addendum 2: Maintenance (the “Maintenance Addendum”) The Parties have agreed to amend the number of Cell Sites within the Maintenance Addendum. The revised Cell Site count will be [***] Cell Sites identified in Schedule B: Maintenance Addendum Cell Sites Revised. The Cell Sites removed from the Maintenance Addendum are listed hereto:

[***]

7.

Amendment to Schedule 4: Build Out Plan attached to the Build Addendum.  The table on the first page of Schedule 4: Build Out Plan attached to the Build Addendum shall be deleted in its entirety and replaced with the following:

Cell Sites:

[***]

8.	Amendment to Schedule 5: Milestones attached to the Build Addendum. Schedule 5: Milestones attached to the Build Addendum shall be deleted in its entirety and replaced with the following:

[***]

9.

Except as expressly amended hereby, the Agreement shall remain in full force and effect.  The Agreement is hereby amended so that any reference to the Agreement shall mean a reference to the Agreement as amended by this Sixth Amendment.  In the event of a conflict between the terms of the Agreement and this Sixth Amendment, the terms of this Sixth Amendment shall control.

10.

This Sixth Amendment may be executed in one or more counterparts, each of which when so executed shall be an original, but all of which together shall constitute one agreement.  Signatures delivered by facsimile or electronic mail shall be deemed original signatures.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Sixth Amendment as of the date first written above.

Commnet Wireless, LLC		AT&T Mobility LLC
By AT&T Mobility Corporation, its manager

By:	/s/ Edward Dement	By:	/s/ Kurt Dresch

Name:	Edward Dement	Name:	Kurt Dresch

Title:	General Manager, Carrier Services	Title:	Director – Global Connections